POWER OF ATTORNEY
              Know all by these presents, that each of the undersigned hereby constitutes and appoints each of Lance J.T. Schumacher and Cody L. Franklin, signing singly, as the undersigned's true and lawful attorney-in-fact to:
              (1)  execute for and on behalf of the undersigned, in the undersigned's capacity as an officer, director or beneficial owner of the shares of Common Stock of The Container Store Group, Inc., a Delaware corporation (the "Issuer"), the Statement on Schedule 13G (or Schedule 13D, if applicable), and Forms 3, 4, and 5 in accordance with Sections 13 and 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder;
              (2)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Statement on Schedule 13G (or Schedule 13D, if applicable) and Forms 3, 4, and 5 and all amendment(s) thereto and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and
              (3)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.
              The undersigned hereby grant to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledge that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Issuer assuming, any of the undersigned's responsibilities to comply with Sections 13 and 16 of the Securities Exchange Act of 1934, as amended.
              This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file a Statement on Schedule 13G or Schedule 13D and Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Issuer, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
[Signature Page Follows]

       IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 1st day of November, 2013.

Green Equity Investors V, L.P.
By:  GEI Capital V, LLC, its General Partner

By:  /s/ Lance J.T. Schumacher
Name: Lance J.T. Schumacher
Title: Vice President - Tax

Green Equity Investors Side V, L.P.
By:  GEI Capital V, LLC, its General Partner

By:  /s/ Lance J.T. Schumacher
Name: Lance J.T. Schumacher
Title: Vice President - Tax

TCS Co-invest, LLC
By:  Leonard Green & Partners, L.P., its Manager
By: LGP Management, Inc., its General Partner

By:  /s/ Lance J.T. Schumacher
Name: Lance J.T. Schumacher
Title: Vice President - Tax

GEI Capital V, LLC

By:  /s/ Lance J.T. Schumacher
Name: Lance J.T. Schumacher
Title: Vice President - Tax

Green V Holdings, LLC

By:  /s/ Lance J.T. Schumacher
Name: Lance J.T. Schumacher
Title: Vice President - Tax

Leonard Green & Partners, L.P.
By:  LGP Management, Inc., its General Partner

By:  /s/ Lance J.T. Schumacher
Name: Lance J.T. Schumacher
Title: Vice President - Tax

LGP Management, Inc.

By:  /s/ Lance J.T. Schumacher
Name: Lance J.T. Schumacher
Title: Vice President - Tax

Signature Page to Power of Attorney

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